U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 2000

                          Commission File No. 0-22524
                                              -------

                         MENDOCINO BREWING COMPANY, INC.
                         -------------------------------
        (Exact name of small business issuer as specified in its charter)

                    California                              68-0318293
--------------------------------------------------------------------------------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                        Identification Number)

13351 South Highway 101,                                      95449
Hopland, California
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (707) 744-1015
                                                   -----------------------------



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Item 5.  Other events

Mendocino Brewing Company, Inc. (the "Company") announced on March 29, 2000 that it is acquiring UBSN Ltd. ("UBSN") pursuant to a stock purchase agreement to be executed with UBSN's ultimate parent, and acquiring the distribution rights for Kingfisher Premium Lager Beer in the United States from United Breweries International, UK Ltd. ("UBI, UK Ltd.")

A copy of the press release announcing the Company's proposed acquisition of UBI is attached as Exhibit 4.1 and is incorporated herein by reference.

Item 7.  Exhibits

Exhibit No.          Description
-----------          -----------

4.1 Press release dated March 29, 2000 announcing the Company's acquisition of UBSN and the U.S. distribution rights to Kingfisher Premium Lager Beer from UBI, UK Ltd.


                                   SIGNATURES

Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MENDOCINO BREWING COMPANY, INC.
                                                  (Registrant)


Date:  March 29, 2000                    By /s/ P.A. Murali
                                            ------------------------------------
                                            P.A. Murali, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description                           Sequentially Numbered Page
-----------     -----------                           --------------------------

4.1             Press release dated  March 29,  2000               4
                announcing the Company's acquisition
                of UBSN  and  the U.S.  distribution
                rights to  Kingfisher  Premium Lager
                Beer from UBI, UK Ltd.